UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 18, 2015 (November 17, 2015)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events
On November 17, 2015, Performance Sports Group Ltd. (“Performance Sports Group” or the “Company”) and several leading medical experts unveiled what the Company and presenting doctors believe could be a significant breakthrough in addressing mild traumatic brain injury (“mTBI”) in sports.  Performance Sports Group acquired the exclusive perpetual, worldwide license from Q30 Sports, LLC in October 2015 to use its patent and technology assets in the development of products that are intended to address mTBI in sports and athletic activities.  Further details are contained in the press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01                          Financial Statements Exhibits
(d)            Exhibits.
Exhibit No.	Description

99.1	Press Release, dated November 17, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 18, 2015
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Amir Rosenthal
	Name:	Amir Rosenthal
	Title:	President, PSG Brands, and Chief Financial Officer